Exhibit 10.2
First Amendment to Settlement, Mutual Release and Cross-License Agreement

This first amendment (the “First Amendment”) to that certain Settlement, Mutual Release and Cross-License Agreement with an Effective Date of 21 May 2025 (the “Agreement”) is made and entered into as of the 28 May 2025 (hereinafter referred to as the “Amendment Effective Date”), by and among

F. Hoffmann-La Roche AG, Grenzacherstr. 124, 4058 Basel, Switzerland,

Roche Diabetes Care GmbH, Sandhofer Straße 116, 68305 Mannheim, Germany,

Roche Diabetes Care, Inc., 9115 Hague Road, Indianapolis IN 46250, United States,

Roche Diagnostics Operations Inc., 9115 Hague Road, Indianapolis IN 46250, United States,

Roche Diagnostics GmbH, Sandhofer Straße 116, 68305 Mannheim, Germany and

Roche Diagnostics International AG, Forrenstrasse 2. 6343 Rotkreuz, Switzerland,

- collectively, the “Roche Parties” -

and

Tandem Diabetes Care, Inc., 12400 High Bluff Drive, CA 92130, San Diego, USA, and

- “Tandem” –

Tandem Diabetes Care Europe B.V., Schiphol Boulevard 359, WTC Schiphol Airport, D-Tower 11th floor, 1118 BJ, Schiphol, Niederlande,

- collectively, the “Tandem Parties” -

Capitalized terms not defined in this First Amendment shall have the meaning ascribed to them in the Agreement.

WHEREAS, the Agreement contained inaccurate bank account information that the Parties now desire to correct by way of this First Amendment.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the Parties agree to the following:

1)The text appearing within Section 5(2) of the Agreement is hereby deleted in its entirety and amended to read as follows:

(2) All amounts payable hereunder shall be paid by wire transfer to F. Hoffmann- La Roche AG to the following account:

[***]

2)All other terms and conditions set forth in the Agreement shall remain in full force and effect.

[Signature page follows.]

IN WITNESS WHEREOF, the Parties have executed this First Amendment as of the Amendment Effective Date.

Roche Parties

F. Hoffmann-La Roche AG
By:		By:
Name:	[***]	Name:	[***]
Title:	[***]	Title:	[***]

Roche Diabetes Care GmbH
By:		By:
Name:	[***]	Name:	[***]
Title:	[***]	Title:	[***]

Roche Diabetes Care, Inc.		Roche Diagnostics Operations, Inc.
By:		By:
Name:	[***]	Name:	[***]
Title:	[***]	Title:	[***]

Roche Diagnostics GmbH
By:		By:
Name:	[***]	Name:	[***]
Title:	[***]	Title:	[***]

Roche Diagnostics International AG
By:		By:
Name:	[***]	Name:	[***]
Title:	[***]	Title:	[***]

Tandem Parties

Tandem Diabetes Care, Inc.		Tandem Diabetes Care Europe B.V.
By:		By:
Name:	[***]	Name:	[***]
Title:	[***]	Title:	[***]